AMENDMENT NUMBER FIVE
                                     TO THE
 FREMONT GENERAL CORPORATION AND AFFILIATED COMPANIES INVESTMENT INCENTIVE PLAN

                               (2000 RESTATEMENT)




         WHEREAS, Fremont General Corporation (the "Company") maintains the Fremont General Corporation and Affiliated Companies Investment Incentive Plan (as amended and restated effective as of January 1, 2000 and as subsequently amended) (the "Plan"); and
         WHEREAS, the Company has the right to amend the Plan;
         WHEREAS, the Company desires to amend the Plan to clarify the provisions regarding minor children as beneficiaries under the Plan;
         NOW, THEREFORE, the Plan is amended as follows:
         The last sentence of the last paragraph of Section 2.5 is deleted in its entirety. IN WITNESS WHEREOF, this Amendment Number Five is hereby adopted this 1st day of August, 2003.

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                                                     By_________________________